SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                             February 29, 2000
                             -----------------


                             Monarch Services, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)


                  Delaware                0-8512             52-1073628
              ---------------          ------------        ----------------
              (State or other          (Commission         (IRS Employer
              jurisdiction of          File Number)        Identification No.)
              incorporation)


                4517 Harford Road, Baltimore, Maryland      21214
               ---------------------------------------------------
               (Address of principal executive office)  (Zip Code)


       Registrant's telephone number, including area code, (410) 254-9200
                                                           --------------
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)
Monarch Services, Inc. (the "Company") has had a long and beneficial relationship with Deloitte & Touche, LLP ("Deloitte") and has relied upon Deloitte for ongoing accounting services and for extraordinary events such as the sale in October 1998 of the Company's games division, the Avalon Hill Game Company. Throughout such engagement the Company has been impressed with the service, performance and professionalism of the accountants assigned to the engagement. Since the sale of the games division, however, the Board of Directors and the Audit Committee have emphasized a cost-cutting strategy designed to lower expenses and increase profitability on the Company's reduced revenues. Accordingly, the Audit Committee determined that sound business practice requires the Company to consider whether it can reduce its overall accounting costs, while maintaining the effectiveness of the audit process, by seeking competitive proposals on its accounting work. After reviewing the proposals obtained, including a proposal from Deloitte, the Audit Committee determined that the Company would realize a significant cost savings by using an accounting firm that is not included in the "Big 5." Accordingly, on the recommendation of the Audit Committee, the Board of Directors has dismissed Deloitte as the Company's independent public accountants effective February 29, 2000.

     Deloitte's audit reports on the Company's financial statements for each of the Company's fiscal years ended April 30, 1999 and 1998 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with the audits of the Company's consolidated financial statements for each of the two fiscal years ended April 30, 1999 and 1998, and in the interim period subsequent to April 30, 1999, preceding the date of Deloitte's dismissal, there were no "reportable events," as that term is defined in the instructions to Form 8-K and the regulations applicable to Item 4 of Form 8-K.

     In connection with the audits of the Company's consolidated financial statements for each of the two fiscal years ended April 30, 1999 and 1998, and in the interim period subsequent to April 30, 1999, preceding the date of Deloitte's dismissal, there were no "disagreements," as that term is defined in the instructions to Form 8-K and the regulations applicable to Item 4 of Form 8-K, with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which "disagreement", if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the matter in their report.


(b) The Audit Committee has recommended and the Board of Directors of the Company has approved the firm of Stegman & Company, Baltimore, Maryland as the Company's independent accountants for the fiscal year ending April 30, 2000. The Company will authorize its former accountants to respond fully to any inquiries of Stegman & Company.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

Exhibit 16.1 Letter dated March 6, 2000 from Deloitte & Touche LLP. (filed herewith)

                                                               Exhibit 16.1






March 6, 2000



Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C.  20549

Dear Sirs/Madams:

We have read and agree with the comments in Item 4(a) of Form 8-K of Monarch Services, Inc. dated March 6, 2000, except that we have no basis for agreeing or disagreeing with the statements contained in the first paragraph.

Yours truly,

/s/ DELOITTE & TOUCHE LLP

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              MONARCH AVALON, INC.


Date:  March 6, 2000                    By:/S/    A. ERIC DOTT
                                        A. Eric Dott, Chairman of the Board

                                  Exhibit Index


Exhibit Number      Description                             Page

16.1           Letter dated March 6, 2000 from Deloitte & Touche LLP.